UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22444

Western Asset High Yield Defined Opportunity Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888)-777-0102

Date of fiscal year end: May 31

Date of reporting period: August 31, 2017

ITEM 1.	SCHEDULE OF INVESTMENTS.

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.

FORM N-Q

AUGUST 31, 2017

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited)	August 31, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
CORPORATE BONDS & NOTES - 85.0%
CONSUMER DISCRETIONARY - 17.0%
Auto Components - 1.0%
Adient Global Holdings Ltd., Senior Notes	4.875%	8/15/26	2,070,000	$2,130,134	(a)
ZF North America Capital Inc., Senior Notes	4.750%	4/29/25	1,500,000	1,578,750	(a)

Total Auto Components				3,708,884

Diversified Consumer Services - 0.7%
Prime Security Services Borrower LLC/Prime Finance Inc., Secured Notes	9.250%	5/15/23	1,390,000	1,539,425	(a)
Service Corp. International, Senior Notes	7.500%	4/1/27	1,030,000	1,230,850

Total Diversified Consumer Services				2,770,275

Hotels, Restaurants & Leisure - 5.0%
1011778 BC ULC/New Red Finance Inc., Secured Notes	5.000%	10/15/25	550,000	567,188	(a)
Aramark Services Inc., Senior Notes	5.000%	4/1/25	630,000	666,414	(a)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds (14.000% PIK)	14.000%	2/9/18	988,396	988,396	(a)(b)(c)(d)
Brinker International Inc., Senior Notes	5.000%	10/1/24	1,080,000	1,069,200	(a)
Carrols Restaurant Group Inc., Secured Notes	8.000%	5/1/22	820,000	877,400
Carrols Restaurant Group Inc., Secured Notes	8.000%	5/1/22	670,000	716,900	(a)
CCM Merger Inc., Senior Notes	6.000%	3/15/22	723,000	753,727	(a)
CEC Entertainment Inc., Senior Notes	8.000%	2/15/22	1,200,000	1,260,000
Downstream Development Authority of the Quapaw Tribe of Oklahoma, Senior Secured Notes	10.500%	7/1/19	890,000	874,425	(a)
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	4.625%	4/1/25	1,000,000	1,047,400
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	4.875%	4/1/27	810,000	860,625
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp., Senior Secured Notes	6.750%	11/15/21	1,110,000	1,157,175	(a)
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, Senior Notes	4.750%	6/1/27	570,000	586,387	(a)
Landry’s Inc., Senior Notes	6.750%	10/15/24	900,000	913,500	(a)
Scientific Games International Inc., Senior Notes	10.000%	12/1/22	880,000	982,300
Scientific Games International Inc., Senior Secured Notes	7.000%	1/1/22	820,000	877,400	(a)
Silversea Cruise Finance Ltd., Senior Secured Notes	7.250%	2/1/25	852,000	922,290	(a)
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., Senior Secured Notes	5.875%	5/15/25	990,000	972,675	(a)
Viking Cruises Ltd., Senior Notes	8.500%	10/15/22	2,840,000	2,982,000	(a)

Total Hotels, Restaurants & Leisure				19,075,402

Household Durables - 0.9%
Century Communities Inc., Senior Notes	5.875%	7/15/25	1,100,000	1,094,500	(a)
Lennar Corp., Senior Notes	4.500%	4/30/24	460,000	477,250
Shea Homes LP/Shea Homes Funding Corp., Senior Notes	6.125%	4/1/25	850,000	879,750	(a)
Weekley Homes LLC/Weekley Finance Corp., Senior Notes	6.625%	8/15/25	1,260,000	1,228,500	(a)

Total Household Durables				3,680,000

Leisure Products - 0.2%
Gibson Brands Inc., Senior Secured Notes	8.875%	8/1/18	1,070,000	831,925	(a)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	August 31, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Media - 6.4%
AMC Entertainment Holdings Inc., Senior Subordinated Notes	6.125%	5/15/27	640,000	$602,400
Carmike Cinemas Inc., Secured Notes	6.000%	6/15/23	440,000	465,300	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.125%	5/1/27	520,000	536,900	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.908%	7/23/25	3,010,000	3,229,677
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.484%	10/23/45	640,000	737,790
DISH DBS Corp., Senior Notes	5.875%	7/15/22	280,000	303,450
DISH DBS Corp., Senior Notes	5.875%	11/15/24	220,000	238,150
DISH DBS Corp., Senior Notes	7.750%	7/1/26	30,000	35,288
EW Scripps Co., Senior Notes	5.125%	5/15/25	630,000	639,450	(a)
iHeartCommunications Inc., Senior Notes (12.000% Cash, 2.000% PIK)	14.000%	2/1/21	2,886,800	582,773	(b)
SFR Group SA, Senior Secured Bonds	6.250%	5/15/24	2,730,000	2,883,562	(a)
SFR Group SA, Senior Secured Notes	7.375%	5/1/26	5,300,000	5,743,981	(a)
Time Warner Cable LLC, Senior Notes	8.250%	4/1/19	550,000	601,073
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	1,714,000	1,779,989	(a)
Viacom Inc., Senior Notes	4.375%	3/15/43	2,140,000	1,845,021
Virgin Media Finance PLC, Senior Notes	6.375%	4/15/23	1,260,000	1,326,150	(a)
Virgin Media Finance PLC, Senior Notes	6.000%	10/15/24	1,750,000	1,835,312	(a)
Ziggo Secured Finance BV, Senior Secured Notes	5.500%	1/15/27	930,000	961,387	(a)

Total Media				24,347,653

Specialty Retail - 2.6%
American Greetings Corp., Senior Notes	7.875%	2/15/25	1,230,000	1,340,700	(a)
GameStop Corp., Senior Notes	6.750%	3/15/21	630,000	655,987	(a)
Guitar Center Inc., Senior Secured Bonds	6.500%	4/15/19	2,730,000	2,402,400	(a)
Hertz Corp., Senior Notes	5.875%	10/15/20	1,580,000	1,524,700
Hot Topic Inc., Senior Secured Notes	9.250%	6/15/21	660,000	599,775	(a)
Lithia Motors Inc., Senior Notes	5.250%	8/1/25	550,000	563,750	(a)
PetSmart Inc., Senior Notes	7.125%	3/15/23	660,000	539,550	(a)
PetSmart Inc., Senior Notes	8.875%	6/1/25	1,390,000	1,160,650	(a)
ServiceMaster Co., LLC, Senior Notes	5.125%	11/15/24	1,030,000	1,060,900	(a)

Total Specialty Retail				9,848,412

Textiles, Apparel & Luxury Goods - 0.2%
Hanesbrands Inc., Senior Notes	4.875%	5/15/26	640,000	668,800	(a)

TOTAL CONSUMER DISCRETIONARY				64,931,351

CONSUMER STAPLES - 3.2%
Beverages - 0.5%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	900,000	912,375	(a)
Cott Holdings Inc., Senior Notes	5.500%	4/1/25	420,000	439,950	(a)
DS Services of America Inc., Secured Notes	10.000%	9/1/21	714,000	757,197	(a)

Total Beverages				2,109,522

Food & Staples Retailing - 0.3%
Beverages & More Inc., Senior Secured Notes	11.500%	6/15/22	1,070,000	1,008,475	(a)

Food Products - 1.6%
Lamb Weston Holdings Inc., Senior Notes	4.625%	11/1/24	1,260,000	1,305,675	(a)
Lamb Weston Holdings Inc., Senior Notes	4.875%	11/1/26	420,000	436,863	(a)
Marfrig Holding Europe BV, Senior Notes	8.000%	6/8/23	1,000,000	1,035,450	(a)
Simmons Foods Inc., Secured Notes	7.875%	10/1/21	3,140,000	3,338,212	(a)

Total Food Products				6,116,200

Household Products - 0.3%
Central Garden & Pet Co., Senior Notes	6.125%	11/15/23	570,000	609,900
Spectrum Brands Inc., Senior Notes	6.625%	11/15/22	460,000	478,975

Total Household Products				1,088,875

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	August 31, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Tobacco - 0.5%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	1,550,000	$1,350,438
Alliance One International Inc., Senior Secured Notes	8.500%	4/15/21	560,000	585,200	(a)

Total Tobacco				1,935,638

TOTAL CONSUMER STAPLES				12,258,710

ENERGY - 14.8%
Energy Equipment & Services - 1.3%
KCA Deutag UK Finance PLC, Senior Secured Notes	7.250%	5/15/21	440,000	407,000	(a)
KCA Deutag UK Finance PLC, Senior Secured Notes	9.875%	4/1/22	1,480,000	1,472,600	(a)
Pride International Inc., Senior Notes	7.875%	8/15/40	840,000	663,600
Transocean Inc., Senior Notes	9.000%	7/15/23	440,000	469,700	(a)
Transocean Inc., Senior Notes	6.800%	3/15/38	920,000	708,400
Trinidad Drilling Ltd., Senior Notes	6.625%	2/15/25	1,490,000	1,385,700	(a)

Total Energy Equipment & Services				5,107,000

Oil, Gas & Consumable Fuels - 13.5%
Berry Petroleum Co. Escrow	—	—	640,000	0	*(c)(d)(e)
Berry Petroleum Co. Escrow	—	—	1,571,000	0	*(c)(d)(e)
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.125%	11/15/22	1,920,000	1,982,400	(a)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Secured Notes	11.500%	1/15/21	910,000	1,060,150	(a)
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	780,000	793,650
Carrizo Oil & Gas Inc., Senior Notes	8.250%	7/15/25	450,000	468,000
Cheniere Corpus Christi Holdings LLC, Senior Secured Notes	5.875%	3/31/25	1,110,000	1,197,413
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	1,960,000	1,969,800
Chesapeake Energy Corp., Senior Notes	4.875%	4/15/22	3,320,000	2,954,800
Chesapeake Energy Corp., Senior Notes	5.750%	3/15/23	320,000	284,400
Chesapeake Energy Corp., Senior Notes	8.000%	1/15/25	390,000	377,325	(a)
Continental Resources Inc., Senior Notes	3.800%	6/1/24	1,200,000	1,122,000
Continental Resources Inc., Senior Notes	4.900%	6/1/44	1,400,000	1,190,840
Covey Park Energy LLC/Covey Park Finance Corp., Senior Notes	7.500%	5/15/25	760,000	764,750	(a)
Ecopetrol SA, Senior Notes	5.875%	5/28/45	1,500,000	1,465,275
EP Energy LLC/Everest Acquisition Finance Inc., Senior Notes	9.375%	5/1/20	820,000	607,825
EP Energy LLC/Everest Acquisition Finance Inc., Senior Notes	6.375%	6/15/23	2,080,000	1,196,000
Exterran Energy Solutions LP/EES Finance Corp., Senior Notes	8.125%	5/1/25	730,000	753,725	(a)
Genesis Energy LP/Genesis Energy Finance Corp., Senior Bonds	5.625%	6/15/24	980,000	926,100
Kinder Morgan Inc., Medium-Term Notes	7.750%	1/15/32	810,000	1,044,934
Magnum Hunter Resources Corp. Escrow	—	—	3,530,000	0	*(c)(d)(e)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	3,310,000	2,648,000	(a)
Murphy Oil USA Inc., Senior Notes	5.625%	5/1/27	740,000	795,500
NGL Energy Partners LP/NGL Energy Finance Corp., Senior Notes	7.500%	11/1/23	850,000	822,375
NGPL PipeCo LLC, Senior Bonds	4.875%	8/15/27	800,000	826,000	(a)
NGPL PipeCo LLC, Senior Notes	4.375%	8/15/22	540,000	556,200	(a)
NGPL PipeCo LLC, Senior Secured Notes	7.768%	12/15/37	790,000	985,525	(a)
Oasis Petroleum Inc., Senior Notes	7.250%	2/1/19	1,490,000	1,486,275
Oasis Petroleum Inc., Senior Notes	6.500%	11/1/21	2,140,000	2,094,525
Oasis Petroleum Inc., Senior Notes	6.875%	1/15/23	1,553,000	1,493,986

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	August 31, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Oil, Gas & Consumable Fuels - (continued)
Petrobras Global Finance BV, Senior Notes	6.750%	1/27/41	4,540,000	$4,497,437
Rice Energy Inc., Senior Notes	7.250%	5/1/23	1,490,000	1,599,887
Rockies Express Pipeline LLC, Senior Notes	7.500%	7/15/38	570,000	643,388	(a)
Rockies Express Pipeline LLC, Senior Notes	6.875%	4/15/40	590,000	647,525	(a)
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	860,000	748,200
Sanchez Energy Corp., Senior Notes	6.125%	1/15/23	4,020,000	3,085,350
Shelf Drilling Holdings Ltd., Secured Notes	9.500%	11/2/20	738,868	720,396	(a)
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	6.125%	10/15/21	120,000	124,275
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	6.375%	5/1/24	340,000	371,450
Whiting Petroleum Corp., Senior Notes	5.000%	3/15/19	770,000	766,150
Whiting Petroleum Corp., Senior Notes	6.250%	4/1/23	1,750,000	1,631,875
Williams Cos. Inc., Debentures	7.500%	1/15/31	330,000	397,650
Williams Cos. Inc., Senior Notes	3.700%	1/15/23	430,000	428,925
Williams Cos. Inc., Senior Notes	4.550%	6/24/24	530,000	544,575
Williams Cos. Inc., Senior Notes	5.750%	6/24/44	1,620,000	1,688,850
WPX Energy Inc., Senior Notes	7.500%	8/1/20	270,000	292,950
WPX Energy Inc., Senior Notes	6.000%	1/15/22	710,000	735,738
WPX Energy Inc., Senior Notes	8.250%	8/1/23	460,000	507,150
WPX Energy Inc., Senior Notes	5.250%	9/15/24	400,000	394,000

Total Oil, Gas & Consumable Fuels				51,693,544

TOTAL ENERGY				56,800,544

FINANCIALS - 11.7%
Banks - 6.0%
Bank of America Corp., Junior Subordinated Notes (6.500% to 10/23/24 then 3 mo. USD LIBOR + 4.174%)	6.500%	10/23/24	1,120,000	1,264,200	(f)(g)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	1,550,000	1,939,720	(a)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	1,950,000	2,243,719
Barclays PLC, Junior Subordinated Bonds (8.250% to 12/15/18 then USD 5 year Swap Rate + 6.705%)	8.250%	12/15/18	340,000	361,304	(f)(g)
BNP Paribas SA, Junior Subordinated Notes (7.375% to 8/19/25 then USD 5 year Swap Rate + 5.150%)	7.375%	8/19/25	810,000	915,300	(a)(f)(g)
CIT Group Inc., Senior Notes	5.000%	8/15/22	110,000	119,339
CIT Group Inc., Senior Notes	5.000%	8/1/23	360,000	391,950
Citigroup Inc., Junior Subordinated Bonds (6.300% to 5/15/24 then 3 mo. USD LIBOR + 3.423%)	6.300%	5/15/24	3,080,000	3,357,200	(f)(g)
Credit Agricole SA, Junior Subordinated Notes (8.375% to 10/13/19 then 3 mo. USD LIBOR + 6.982%)	8.375%	10/13/19	660,000	735,307	(a)(f)(g)
Credit Agricole SA, Junior Subordinated Notes (8.125% to 12/23/25 then USD 5 year Swap Rate + 6.185%)	8.125%	12/23/25	1,330,000	1,580,146	(a)(f)(g)
HSBC Holdings PLC, Junior Subordinated Bonds (6.375% to 9/17/24 then USD 5 year ICE Swap Rate + 3.705%)	6.375%	9/17/24	290,000	308,850	(f)(g)
HSBC Holdings PLC, Junior Subordinated Bonds (6.375% to 3/30/25 then USD 5 year ICE Swap Rate + 4.368%)	6.375%	3/30/25	860,000	923,425	(f)(g)
JPMorgan Chase & Co., Junior Subordinated Notes (6.100% to 10/1/24 then 3 mo. USD LIBOR + 3.330%)	6.100%	10/1/24	1,000,000	1,093,750	(f)(g)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes (8.625% to 8/15/21 then USD 5 year Swap Rate + 7.598%)	8.625%	8/15/21	610,000	677,100	(f)(g)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes, Medium-Term Notes (7.640% to 9/30/27 then 3 mo. USD LIBOR + 2.320%)	7.640%	9/30/27	7,000,000	6,758,500	(f)(g)
Royal Bank of Scotland NV, Subordinated Bonds	7.750%	5/15/23	350,000	413,971

Total Banks				23,083,781

Capital Markets - 0.7%
Credit Suisse Group Funding Guernsey Ltd., Senior Notes	4.875%	5/15/45	460,000	516,465
Donnelley Financial Solutions Inc., Senior Notes	8.250%	10/15/24	890,000	958,975
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	1,080,000	1,235,169

Total Capital Markets				2,710,609

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	August 31, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Consumer Finance - 1.8%
DAE Funding LLC, Senior Notes	4.500%	8/1/22	1,183,000	$1,209,617	(a)
DAE Funding LLC, Senior Notes	5.000%	8/1/24	1,450,000	1,486,250	(a)
FirstCash Inc., Senior Notes	5.375%	6/1/24	800,000	846,000	(a)
Navient Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	920,000	967,150
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	2,630,000	2,439,325	(a)

Total Consumer Finance				6,948,342

Diversified Financial Services - 2.8%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Bonds	4.625%	7/1/22	360,000	388,432
ASP AMC Merger Subordinated Inc., Senior Notes	8.000%	5/15/25	2,150,000	2,053,250	(a)
Interface Special Holdings Inc., Senior Notes (19.000% PIK)	19.000%	11/1/23	787,808	764,174	(a)(b)(c)(d)
International Lease Finance Corp., Senior Notes	6.250%	5/15/19	130,000	138,752
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	3,140,000	3,684,938
International Lease Finance Corp., Senior Notes	5.875%	8/15/22	310,000	351,327
Park Aerospace Holdings Ltd., Senior Notes	5.250%	8/15/22	1,090,000	1,140,413	(a)
Park Aerospace Holdings Ltd., Senior Notes	5.500%	2/15/24	2,010,000	2,095,425	(a)

Total Diversified Financial Services				10,616,711

Insurance - 0.4%
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	620,000	640,150	(a)
Genworth Holdings Inc., Senior Notes	4.900%	8/15/23	760,000	649,800

Total Insurance				1,289,950

TOTAL FINANCIALS				44,649,393

HEALTH CARE - 7.1%
Biotechnology - 0.2%
AMAG Pharmaceuticals Inc., Senior Notes	7.875%	9/1/23	660,000	663,795	(a)

Health Care Equipment & Supplies - 0.6%
DJO Finance LLC/DJO Finance Corp., Secured Notes	10.750%	4/15/20	260,000	227,500
DJO Finco Inc./DJO Finance LLC/DJO Finance Corp., Secured Notes	8.125%	6/15/21	1,190,000	1,136,807	(a)
Greatbatch Ltd., Senior Notes	9.125%	11/1/23	780,000	854,100	(a)

Total Health Care Equipment & Supplies				2,218,407

Health Care Providers & Services - 3.9%
BioScrip Inc., First Lien Notes (1 mo. USD LIBOR + 7.000%)	8.224%	6/30/22	1,369,000	1,356,679	(c)(d)(g)(m)
BioScrip Inc., Senior Notes	8.875%	2/15/21	820,000	750,300
Centene Corp., Senior Notes	5.625%	2/15/21	630,000	656,775
Centene Corp., Senior Notes	6.125%	2/15/24	370,000	399,137
Centene Corp., Senior Notes	4.750%	1/15/25	1,080,000	1,117,800
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	630,000	626,850
CHS/Community Health Systems Inc., Senior Secured Notes	6.250%	3/31/23	330,000	333,713
DaVita Inc., Senior Notes	5.750%	8/15/22	1,400,000	1,444,625
DaVita Inc., Senior Notes	5.125%	7/15/24	890,000	910,025

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	August 31, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Health Care Providers & Services - (continued)
DaVita Inc., Senior Notes	5.000%	5/1/25	1,750,000		$1,778,525
HCA Inc., Debentures	7.500%	11/15/95	1,000,000		1,037,500
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	2,790,000		2,936,475
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	1,410,000		1,438,200
West Street Merger Subordinated Inc., Senior Notes	6.375%	9/1/25	350,000		350,438	(a)

Total Health Care Providers & Services					15,137,042

Pharmaceuticals - 2.4%
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	4.100%	10/1/46	1,400,000		1,184,529
Valeant Pharmaceuticals International Inc., Senior Notes	5.375%	3/15/20	890,000		882,212	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	7.000%	10/1/20	310,000		310,775	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	6.375%	10/15/20	280,000		278,684	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	7.500%	7/15/21	780,000		768,300	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	6.750%	8/15/21	460,000		442,750	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	7.250%	7/15/22	1,890,000		1,804,950	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	5.875%	5/15/23	840,000		720,300	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	6.125%	4/15/25	2,380,000		2,017,050	(a)
Valeant Pharmaceuticals International Inc., Senior Secured Notes	7.000%	3/15/24	670,000		712,713	(a)

Total Pharmaceuticals					9,122,263

TOTAL HEALTH CARE					27,141,507

INDUSTRIALS - 7.9%
Aerospace & Defense - 0.9%
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	2,900,000		2,943,500	(a)
Heligear Acquisition Co., Senior Secured Bonds	10.250%	10/15/19	620,000		654,553	(a)

Total Aerospace & Defense					3,598,053

Air Freight & Logistics - 0.5%
XPO Logistics Inc., Senior Notes	6.500%	6/15/22	880,000		929,148	(a)
XPO Logistics Inc., Senior Notes	6.125%	9/1/23	810,000		848,475	(a)

Total Air Freight & Logistics					1,777,623

Airlines - 0.2%
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	804,486		921,136

Commercial Services & Supplies - 2.0%
ACCO Brands Corp., Senior Notes	5.250%	12/15/24	670,000		691,775	(a)
CD&R Waterworks Merger Subordinated LLC, Senior Notes	6.125%	8/15/25	450,000		460,125	(a)
Garda World Security Corp., Senior Notes	7.250%	11/15/21	540,000		548,775	(a)
GFL Environmental Inc., Senior Notes	9.875%	2/1/21	1,000,000		1,080,000	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	800,000		677,000
Ritchie Bros. Auctioneers Inc., Senior Notes	5.375%	1/15/25	870,000		906,975	(a)
United Rentals North America Inc., Senior Notes	7.625%	4/15/22	356,000		372,198
West Corp., Senior Notes	5.375%	7/15/22	2,990,000		3,031,113	(a)

Total Commercial Services & Supplies					7,767,961

Construction & Engineering - 0.4%
Brundage-Bone Concrete Pumping Inc., Senior Secured Notes	10.375%	9/1/21	860,000		890,100	(a)
Michael Baker Holdings LLC/Michael Baker Finance Corp., Senior Notes (8.875% Cash or 9.625% PIK)	8.875%	4/15/19	596,164		595,419	(a)(b)

Total Construction & Engineering					1,485,519

Electrical Equipment - 0.0%
Trionista TopCo GmbH, Senior Subordinated Notes	6.875%	4/30/21	150,000	EUR	186,327	(a)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	August 31, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Machinery - 1.4%
BlueLine Rental Finance Corp/BlueLine Rental LLC, Senior Secured Notes	9.250%	3/15/24	2,610,000	$2,856,384	(a)
CTP Transportation Products LLC/CTP Finance Inc., Senior Secured Notes	8.250%	12/15/19	400,000	379,000	(a)
Park-Ohio Industries Inc., Senior Notes	6.625%	4/15/27	650,000	692,656
Tennant Co., Senior Notes	5.625%	5/1/25	1,200,000	1,258,500	(a)

Total Machinery				5,186,540

Marine - 0.4%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	1,670,000	1,390,275	(a)

Road & Rail - 0.7%
Flexi-Van Leasing Inc., Senior Notes	7.875%	8/15/18	2,670,000	2,623,275	(a)

Trading Companies & Distributors - 1.2%
Ahern Rentals Inc., Secured Notes	7.375%	5/15/23	370,000	334,850	(a)
Ashtead Capital Inc., Secured Notes	4.125%	8/15/25	380,000	390,100	(a)
Ashtead Capital Inc., Secured Notes	4.375%	8/15/27	1,210,000	1,235,713	(a)
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	1,870,000	1,942,462
H&E Equipment Services Inc., Senior Notes	5.625%	9/1/25	770,000	796,950	(a)

Total Trading Companies & Distributors				4,700,075

Transportation - 0.2%
Neovia Logistics Services LLC/Logistics Intermediate Finance Corp., Senior Notes (10.000% PIK)	10.000%	4/1/20	1,007,293	448,245	(a)(b)
Neovia Logistics Services LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	150,000	126,750	(a)

Total Transportation				574,995

TOTAL INDUSTRIALS				30,211,779

INFORMATION TECHNOLOGY - 1.4%
Internet Software & Services - 0.2%
Match Group Inc., Senior Notes	6.375%	6/1/24	490,000	534,100

Software - 0.2%
j2 Cloud Services LLC/j2 Global Co.-Obligor Inc., Senior Notes	6.000%	7/15/25	850,000	880,813	(a)

Technology Hardware, Storage & Peripherals - 1.0%
Dell International LLC/EMC Corp., Senior Notes	7.125%	6/15/24	520,000	576,275	(a)
Seagate HDD Cayman, Senior Bonds	4.750%	6/1/23	720,000	726,908
Seagate HDD Cayman, Senior Bonds	4.750%	1/1/25	2,350,000	2,291,177
Seagate HDD Cayman, Senior Bonds	4.875%	6/1/27	210,000	198,611

Total Technology Hardware, Storage & Peripherals				3,792,971

TOTAL INFORMATION TECHNOLOGY				5,207,884

MATERIALS - 7.2%
Chemicals - 0.4%
HIG BBC Intermediate Holdings LLC/HIG BBC Holdings Corp., Senior Notes (10.500% Cash or 11.250% PIK)	10.500%	9/15/18	348,233	355,198	(a)(b)
Valvoline Inc., Senior Notes	4.375%	8/15/25	450,000	454,500	(a)
Venator Finance Sarl/Venator Materials Corp., Senior Notes	5.750%	7/15/25	690,000	708,544	(a)

Total Chemicals				1,518,242

Containers & Packaging - 1.6%
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.250%	5/15/24	830,000	918,685	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.000%	2/15/25	2,180,000	2,327,150	(a)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	2,280,000	2,593,500
Pactiv LLC, Senior Notes	7.950%	12/15/25	410,000	460,738

Total Containers & Packaging				6,300,073

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	August 31, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Metals & Mining - 5.2%
Alcoa Nederland Holding BV, Senior Notes	6.750%	9/30/24	500,000	$551,250	(a)
Alcoa Nederland Holding BV, Senior Notes	7.000%	9/30/26	1,130,000	1,268,425	(a)
Anglo American Capital PLC, Senior Notes	3.625%	5/14/20	430,000	440,664	(a)
Anglo American Capital PLC, Senior Notes	4.125%	4/15/21	250,000	259,688	(a)
Anglo American Capital PLC, Senior Notes	4.875%	5/14/25	860,000	916,932	(a)
Anglo American Capital PLC, Senior Notes	4.750%	4/10/27	200,000	211,000	(a)
ArcelorMittal SA, Senior Notes	7.500%	10/15/39	2,020,000	2,398,750
First Quantum Minerals Ltd., Senior Notes	7.250%	4/1/23	510,000	525,300	(a)
First Quantum Minerals Ltd., Senior Notes	7.500%	4/1/25	1,110,000	1,140,525	(a)
FMG Resources (August 2006) Pty Ltd., Senior Secured Notes	9.750%	3/1/22	520,000	590,200	(a)
Freeport-McMoRan Inc., Senior Notes	6.125%	6/15/19	280,000	284,690
Freeport-McMoRan Inc., Senior Notes	3.100%	3/15/20	10,000	10,038
Freeport-McMoRan Inc., Senior Notes	4.000%	11/14/21	450,000	452,475
Freeport-McMoRan Inc., Senior Notes	6.750%	2/1/22	320,000	336,800
Freeport-McMoRan Inc., Senior Notes	3.550%	3/1/22	310,000	305,737
Freeport-McMoRan Inc., Senior Notes	6.875%	2/15/23	770,000	838,337
Freeport-McMoRan Inc., Senior Notes	3.875%	3/15/23	380,000	378,100
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	1,270,000	1,187,450
HudBay Minerals Inc., Senior Notes	7.250%	1/15/23	500,000	540,000	(a)
HudBay Minerals Inc., Senior Notes	7.625%	1/15/25	670,000	742,025	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	1,229,243	23,048	*(a)(h)
Mirabela Nickel Ltd., Subordinated Notes (1.000% PIK)	1.000%	9/10/44	13,687	0	(a)(b)(c)(d)(e)
Murray Energy Corp., Senior Secured Notes	11.250%	4/15/21	740,000	432,900	(a)
Teck Resources Ltd., Senior Notes	8.500%	6/1/24	1,970,000	2,275,350	(a)
Teck Resources Ltd., Senior Notes	6.250%	7/15/41	260,000	287,300
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	2,220,000	2,549,670
Vale Overseas Ltd., Senior Notes	6.875%	11/10/39	750,000	858,750

Total Metals & Mining				19,805,404

TOTAL MATERIALS				27,623,719

REAL ESTATE - 1.5%
Equity Real Estate Investment Trusts (REITs) - 0.4%
CoreCivic Inc., Senior Notes	4.125%	4/1/20	130,000	133,575
CoreCivic Inc., Senior Notes	5.000%	10/15/22	630,000	655,200
CoreCivic Inc., Senior Notes	4.625%	5/1/23	170,000	173,400
GEO Group Inc., Senior Notes	6.000%	4/15/26	810,000	838,350

Total Equity Real Estate Investment Trusts (REITs)				1,800,525

Real Estate Management & Development - 1.1%
Caesars Entertainment Resort Properties LLC, Secured Notes	11.000%	10/1/21	1,410,000	1,501,650
Caesars Entertainment Resort Properties LLC, Senior Secured Notes	8.000%	10/1/20	1,170,000	1,202,175
Greystar Real Estate Partners LLC, Senior Secured Notes	8.250%	12/1/22	1,310,000	1,411,525	(a)

Total Real Estate Management & Development				4,115,350

TOTAL REAL ESTATE				5,915,875

TELECOMMUNICATION SERVICES - 10.0%
Diversified Telecommunication Services - 4.2%
CenturyLink Inc., Senior Notes	7.650%	3/15/42	2,370,000	2,097,450
Cogent Communications Group Inc., Senior Secured Notes	5.375%	3/1/22	800,000	840,000	(a)
Frontier Communications Corp., Senior Notes	11.000%	9/15/25	580,000	508,225
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	1,670,000	1,597,981
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	360,000	339,408
Intelsat Jackson Holdings SA, Senior Secured Notes	8.000%	2/15/24	1,530,000	1,650,947	(a)
Level 3 Financing Inc., Senior Notes	6.125%	1/15/21	520,000	533,062
Oi Brasil Holdings Cooperatief U.A., Senior Notes	5.750%	2/10/22	2,460,000	854,850	*(a)(h)
Telecom Italia Capital SpA, Senior Notes	6.000%	9/30/34	1,500,000	1,665,000
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	2,130,000	2,313,712	(a)
Windstream Services LLC, Senior Notes	7.750%	10/15/20	3,900,000	3,492,918
Windstream Services LLC, Senior Notes	6.375%	8/1/23	130,000	101,075

Total Diversified Telecommunication Services				15,994,628

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	August 31, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Wireless Telecommunication Services - 5.8%
Altice Financing SA, Senior Secured Bonds	7.500%	5/15/26	1,530,000	$1,679,481	(a)
CSC Holdings LLC, Senior Notes	10.125%	1/15/23	200,000	232,190	(a)
CSC Holdings LLC, Senior Notes	6.625%	10/15/25	1,190,000	1,306,025	(a)
CSC Holdings LLC, Senior Notes	10.875%	10/15/25	899,000	1,108,018	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	4,288,000	4,727,520
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	130,000	161,525
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	2,220,000	2,400,375	(a)
Sprint Communications Inc., Senior Notes	7.000%	8/15/20	420,000	461,475
Sprint Communications Inc., Senior Notes	11.500%	11/15/21	1,452,000	1,847,670
Sprint Corp., Senior Notes	7.875%	9/15/23	3,160,000	3,618,611
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, Senior Notes	7.748%	2/2/21	2,730,000	3,100,895	(a)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	800,000	921,376	(i)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	520,000	598,894	(a)

Total Wireless Telecommunication Services				22,164,055

TOTAL TELECOMMUNICATION SERVICES				38,158,683

UTILITIES - 3.2%
Electric Utilities - 1.7%
FirstEnergy Corp., Notes	7.375%	11/15/31	1,260,000	1,705,380
NRG REMA LLC, Pass-Through Certificates, Senior Secured Bonds	9.681%	7/2/26	2,060,000	1,503,800
Pampa Energia SA, Senior Notes	7.500%	1/24/27	1,920,000	2,059,200	(a)
Red Oak Power LLC, Secured Notes	9.200%	11/30/29	1,000,000	1,110,000

Total Electric Utilities				6,378,380

Gas Utilities - 0.6%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	5.875%	3/1/27	2,430,000	2,405,700

Independent Power and Renewable Electricity Producers - 0.9%
Mirant Mid Atlantic LLC, Pass-Through Certificates, Secured Bonds	10.060%	12/30/28	3,624,375	3,461,278

TOTAL UTILITIES				12,245,358

TOTAL CORPORATE BONDS & NOTES (Cost - $301,326,077)				325,144,803

CONVERTIBLE BONDS & NOTES - 0.9%
ENERGY - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
Oasis Petroleum Inc., Senior Notes	2.625%	9/15/23	1,300,000	1,207,375

HEALTH CARE - 0.2%
Pharmaceuticals - 0.2%
Jazz Investments I Ltd., Senior Notes	1.500%	8/15/24	600,000	594,750	(a)

INFORMATION TECHNOLOGY - 0.4%
Communications Equipment - 0.1%
Finisar Corp., Senior Notes	0.500%	12/15/36	300,000	289,125	(a)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	August 31, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Semiconductors & Semiconductor Equipment - 0.3%
Microchip Technology Inc., Senior Subordinated Notes	1.625%	2/15/27	570,000	$681,150	(a)
ON Semiconductor Corp., Senior Notes	1.625%	10/15/23	570,000	637,331	(a)

Total Semiconductors & Semiconductor Equipment				1,318,481

TOTAL INFORMATION TECHNOLOGY				1,607,606

TOTAL CONVERTIBLE BONDS & NOTES (Cost - $3,451,795)				3,409,731

SENIOR LOANS - 2.8%
CONSUMER DISCRETIONARY - 1.1%
Auto Components - 0.2%
American Axle & Manufacturing Inc., Term Loan B (1 mo. LIBOR + 2.250%)	3.490%	4/6/24	990,000	988,453	(g)(j)(k)

Specialty Retail - 0.9%
PetSmart Inc., Term Loan B2 (1 mo. LIBOR + 3.000%)	4.240%	3/11/22	2,153,859	1,907,781	(g)(j)(k)(l)
Sally Holdings LLC, Term Loan B1 (1 mo. LIBOR + 2.500%)	3.750%	7/5/24	960,000	966,600	(g)(j)(k)
Spencer Gifts LLC, Second Lien Term Loan (2 mo. LIBOR + 8.250%)	9.510%	6/29/22	900,000	526,500	(c)(g)(j)(k)

Total Specialty Retail				3,400,881

TOTAL CONSUMER DISCRETIONARY				4,389,334

ENERGY - 0.4%
Energy Equipment & Services - 0.1%
Hercules Offshore Inc. (wind-down lender claim)	—	—	370,094	286,823	*(c)

Oil, Gas & Consumable Fuels - 0.3%
Blue Ridge Mountain Resources Inc., Exit Term Loan (LIBOR + 7.000% Cash, LIBOR + 7.000% PIK)	16.624%	5/6/19	365,259	363,433	(b)(c)(d)(g)(j)(k)
Chesapeake Energy Corp., Term Loan (3 mo. LIBOR + 7.500%)	8.814%	8/23/21	590,000	631,300	(g)(j)(k)
Westmoreland Coal Co., Term Loan B (3 mo. LIBOR + 6.500%)	7.796%	12/16/20	148,896	117,628	(g)(j)(k)

Total Oil, Gas & Consumable Fuels				1,112,361

TOTAL ENERGY				1,399,184

INFORMATION TECHNOLOGY - 0.2%
Internet Software & Services - 0.2%
Ancestry.com Operations Inc., Second Lien Term Loan (1 mo. LIBOR + 8.250%)	9.490%	10/19/24	738,000	752,760	(g)(j)(k)

TELECOMMUNICATION SERVICES - 0.9%
Diversified Telecommunication Services - 0.9%
CenturyLink Inc., 2017 Term Loan B (1 mo. LIBOR + 2.750%)	2.750%	1/31/25	1,850,000	1,811,844	(g)(j)(k)
Unitymedia Hessen GmbH & Co. KG, Term Loan B	—	9/30/25	1,300,000	1,295,735	(l)
Windstream Services LLC, Repriced Term Loan B6 (3 mo. LIBOR + 4.000%)	5.230 - 5.270%	3/29/21	260,000	238,983	(g)(j)(k)

TOTAL TELECOMMUNICATION SERVICES				3,346,562

UTILITIES - 0.2%
Electric Utilities - 0.2%
Panda Temple Power LLC, 2015 Term Loan B (3 mo. ICE LIBOR + 6.250% PIK)	7.397%	3/4/22	982,402	722,065	*(b)(c)(g)(h)(j)(k)

TOTAL SENIOR LOANS (Cost - $11,446,061)				10,609,905

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	August 31, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
SOVEREIGN BONDS - 6.5%
Argentina - 2.6%
Provincia de Buenos Aires, Senior Notes	7.875%	6/15/27	2,600,000		$2,812,420	(a)
Republic of Argentina, Bonds (Argentina Central Bank 7 Day Repo Reference Rate)	26.250%	6/21/20	3,690,000	ARS	228,825	(g)
Republic of Argentina, Bonds	18.200%	10/3/21	38,060,000	ARS	2,257,106
Republic of Argentina, Senior Bonds	6.875%	4/22/21	560,000		609,770
Republic of Argentina, Senior Bonds	7.500%	4/22/26	1,500,000		1,680,750
Republic of Argentina, Senior Bonds	7.625%	4/22/46	1,290,000		1,415,775
Republic of Argentina, Senior Notes	6.875%	1/26/27	790,000		852,410

Total Argentina					9,857,056

Brazil - 0.8%
Federative Republic of Brazil, Notes	10.000%	1/1/21	566,000	BRL	184,141
Federative Republic of Brazil, Notes	10.000%	1/1/23	8,700,000	BRL	2,801,129

Total Brazil					2,985,270

Ecuador - 0.8%
Republic of Ecuador, Senior Bonds	10.500%	3/24/20	750,000		805,312	(a)
Republic of Ecuador, Senior Bonds	10.750%	3/28/22	2,050,000		2,255,000	(a)
Republic of Ecuador, Senior Bonds	7.950%	6/20/24	290,000		284,925	(i)

Total Ecuador					3,345,237

Poland - 1.0%
Republic of Poland, Bonds	4.000%	10/25/23	13,000,000	PLN	3,895,117

Russia - 1.3%
Russian Federal Bond, Bonds	8.150%	2/3/27	90,000,000	RUB	1,614,833
Russian Federal Bond, Bonds	7.050%	1/19/28	196,219,000	RUB	3,269,167

Total Russia					4,884,000

TOTAL SOVEREIGN BONDS (Cost - $23,949,463)					24,966,680

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 0.9%
U.S. Government Obligations - 0.9%
U.S. Treasury Notes	1.875%	3/31/22	1,500,000		1,512,773
U.S. Treasury Notes	2.125%	12/31/22	1,000,000		1,018,008
U.S. Treasury Notes	2.125%	3/31/24	1,000,000		1,013,477

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $3,455,086)					3,544,258

			SHARES
COMMON STOCKS - 0.9%
CONSUMER DISCRETIONARY - 0.2%
Hotels, Restaurants & Leisure - 0.2%
Bossier Casino Venture Holdco Inc.			68,957		504,765	*(c)(d)

ENERGY - 0.7%
Energy Equipment & Services - 0.0%
Hercules Offshore Inc. (Escrow)			46,103		13,001	*(c)(d)

Oil, Gas & Consumable Fuels - 0.7%
Berry Petroleum Co.			87,245		850,639	*(c)
Blue Ridge Mountain Resources Inc.			183,339		1,613,383	*

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	August 31, 2017

SECURITY		SHARES	VALUE
Oil, Gas & Consumable Fuels - (continued)
Frontera Energy Corp.		5,509	$153,371	*
MWO Holdings LLC		442	65,217	*(c)(d)

Total Oil, Gas & Consumable Fuels			2,682,610

TOTAL ENERGY			2,695,611

INDUSTRIALS - 0.0%
Road & Rail - 0.0%
Jack Cooper Enterprises Inc.		2,532	0	*(a)(c)(d)(e)

TOTAL COMMON STOCKS (Cost - $8,322,198)			3,200,376

	RATE
CONVERTIBLE PREFERRED STOCKS - 0.3%
ENERGY - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
Berry Petroleum Co. (6.000% Cash or 6.000% PIK)	6.000%	94,963	1,020,853	(b)(c)
Berry Petroleum Co. (6.000% Cash or 6.000% PIK)	6.000%	1,423	15,297	(b)(c)(m)

TOTAL CONVERTIBLE PREFERRED STOCKS (Cost - $884,960)			1,036,150

PREFERRED STOCKS - 0.5%
FINANCIALS - 0.5%
Consumer Finance - 0.5%
GMAC Capital Trust I (3 mo. USD LIBOR + 5.785%) (Cost - $1,714,352)	7.100%	76,500	1,998,180	(g)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $354,549,992)			373,910,083

SHORT-TERM INVESTMENTS - 1.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost - $4,211,439)	0.934%	4,211,439	4,211,439

TOTAL INVESTMENTS - 98.9% (Cost - $358,761,431)			378,121,522
Other Assets in Excess of Liabilities - 1.1%			4,250,530

TOTAL NET ASSETS - 100.0%			$382,372,052

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	August 31, 2017

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)	Security is valued using significant unobservable inputs (See Note 1).

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(e)	Value is less than $1.

(f)	Security has no maturity date. The date shown represents the next call date.

(g)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(h)	The coupon payment on these securities is currently in default as of August 31, 2017.

(i)	Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(j)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(k)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(l)	All or a portion of this loan is unfunded as of August 31, 2017. The interest rate for fully unfunded term loans is to be determined.

(m)	Restricted security (See Note 2).

Abbreviations used in this schedule:

ARS	— Argentine Peso
BRL	— Brazilian Real
EUR	— Euro
LIBOR	— London Interbank Offered Rate
OJSC	— Open Joint Stock Company
PLN	— Polish Zloty
RUB	— Russian Ruble

At August 31, 2017, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	440,406	USD	507,404	Barclays Bank PLC	10/19/17	$18,111
EUR	54,881	USD	65,000	Barclays Bank PLC	10/19/17	487
GBP	68,463	USD	88,821	Barclays Bank PLC	10/19/17	(159)
GBP	132,574	USD	170,000	Barclays Bank PLC	10/19/17	1,689

Total						$20,128

Abbreviations used in this table:

EUR	— Euro
GBP	— British Pound
USD	— United States Dollar

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset High Yield Defined Opportunity Fund Inc. (the “Fund”) was incorporated in Maryland on July 20, 2010 and is registered as a non-diversified, limited-term, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide high income. As a secondary investment objective, the Fund will seek capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its net assets in a portfolio of high-yield corporate fixed income securities with varying maturities. The Fund intends to liquidate on or about September 30, 2025 and distribute substantially all of its net assets to stockholders, after making appropriate provisions for any liabilities of the Fund.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-Term Investments†:
Corporate Bonds & Notes:
Consumer Discretionary	—	$63,942,955	$988,396		$64,931,351
Energy	—	56,800,544	0	*	56,800,544
Financials	—	43,885,219	764,174		44,649,393
Health Care	—	25,784,828	1,356,679		27,141,507
Materials	—	27,623,719	0	*	27,623,719
Other Corporate Bonds & Notes	—	103,998,289	—		103,998,289
Convertible Bonds & Notes	—	3,409,731	—		3,409,731
Senior Loans:
Consumer Discretionary	—	3,862,834	526,500		4,389,334
Energy	—	748,928	650,256		1,399,184
Utilities	—	—	722,065		722,065
Other Senior Loans	—	4,099,322	—		4,099,322
Sovereign Bonds	—	24,966,680	—		24,966,680
U.S. Government & Agency Obligations	—	3,544,258	—		3,544,258
Common Stocks:
Consumer Discretionary	—	—	504,765		504,765
Energy	$1,766,754	—	928,857		2,695,611
Industrials	—	—	0	*	0	*
Convertible Preferred Stocks	—	—	1,036,150		1,036,150
Preferred Stocks	1,998,180	—	—		1,998,180

Total Long-Term Investments	3,764,934	362,667,307	7,477,842		373,910,083

Short-Term Investments†	4,211,439	—	—		4,211,439

Total Investments	7,976,373	362,667,307	7,477,842		378,121,522

Other Financial Instruments:
Forward Foreign Currency Contracts	—	20,287	—		20,287

Total	$7,976,373	$362,687,594	$7,477,842		$378,141,809

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Other Financial Instruments:
Forward Foreign Currency Contracts	—	$159	—		$159

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

Notes to Schedule of Investments (unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	CORPORATE BONDS & NOTES
INVESTMENTS IN SECURITIES	CONSUMER DISCRETIONARY	ENERGY	FINANCIALS	HEALTH CARE	INDUSTRIALS	MATERIALS
Balance as of May 31, 2017	$1,215,851	$174,306	—	—	$697,876	$0	*
Accrued premiums/discounts	8,384	—	$73	$386	1,675	—
Realized gain (loss)	—	(875,275)	—	—	—	—
Change in unrealized appreciation (depreciation)[1]	(8,384)	967,444	(3,492)	983	(307)	—
Purchases	43,027	—	767,593	1,355,310	—	—
Sales	(270,482)	(266,475)	—	—	(699,244)	—
Transfers into Level 3[2]	—	—	—	—	—	—
Transfers out of Level 3	—	—	—	—	—	—

Balance as of August 31, 2017	$988,396	$0 *	$764,174	$1,356,679	—	$0	*

Net change in unrealized appreciation (depreciation) for investments in securities still held at August 31, 2017[1]	$(8,384)	—	$(3,492)	$983	—	—

	SENIOR LOANS
INVESTMENTS IN SECURITIES (cont’d)	CONSUMER DISCRETIONARY	ENERGY	HEALTH CARE	UTILITIES
Balance as of May 31, 2017	$675,000	$355,959	$1,036,933	—
Accrued premiums/discounts	140	804	316	—
Realized gain (loss)	—	—	5,986	—
Change in unrealized appreciation (depreciation)[1]	(148,640)	(842)	(16,569)	—
Purchases	—	7,512	—	—
Sales	—	—	(1,026,666)	—
Transfers into Level 3[2]	—	286,823	—	$722,065
Transfers out of Level 3	—	—	—	—

Balance as of August 31, 2017	$526,500	$650,256	—	$722,065

Net change in unrealized appreciation (depreciation) for investments in securities still held at August 31, 2017[1]	$(148,640)	$(842)	—	—

Notes to Schedule of Investments (unaudited) (continued)

	COMMON STOCKS
INVESTMENTS IN SECURITIES (cont’d)	CONSUMER DISCRETIONARY	ENERGY	HEALTH CARE	INDUSTRIALS		MATERIALS
Balance as of May 31, 2017	$507,524	$1,003,064	$169,575	$0	*	$0	*
Accrued premiums/discounts	—	—	—	—		—
Realized gain (loss)	—	—	63,314	—		(225,819)
Change in unrealized appreciation (depreciation)[1]	(2,759)	(74,207)	(62,919)	—		225,819
Purchases	—	—	—	—		—
Sales	—	—	(169,970)	—		(0	)*
Transfers into Level 3[2]	—	—	—	—		—
Transfers out of Level 3	—	—	—	—		—

Balance as of August 31, 2017	$504,765	$928,857	—	$0	*	—

Net change in unrealized appreciation (depreciation) for investments in securities still held at August 31, 2017[1]	$(2,759)	$(74,207)	—	—		—

	CONVERTIBLE PREFERRED STOCKS
INVESTMENTS IN SECURITIES (cont’d)		TOTAL
Balance as of May 31, 2017	$1,277,114	$7,113,202
Accrued premiums/discounts	—	11,778
Realized gain (loss)	—	(1,031,794)
Change in unrealized appreciation (depreciation)[1]	(240,964)	635,163
Purchases	—	2,173,442
Sales	—	(2,432,837)
Transfers into Level 3[2]	—	1,008,888
Transfers out of Level 3	—	—

Balance as of August 31, 2017	$1,036,150	$7,477,842

Net change in unrealized appreciation (depreciation) for investments in securities still held at August 31, 2017[1]	$(240,964)	$(478,305)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[2]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

2. Restricted securities

The following Fund investments are restricted as to resale.

Security	Number of Shares/Face Amount	Acquisition Date	Cost	Value at 8/31/2017		Value Per Share/Unit	Percent of Net Assets
Berry Petroleum Co.	1,423	2/17	$14,230	$15,297		$10.75	0.00%
BioScrip Inc., First Lien Notes, 8.224%, due 6/30/22	$1,369,000	6/17	1,355,696	1,356,679	(a)	99.10	0.35%

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Directors.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset High Yield Defined Opportunity Fund Inc.

By	/s/ JANE TRUST
Jane Trust
Chief Executive Officer

Date:	October 25, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ JANE TRUST
Jane Trust
Chief Executive Officer

Date:	October 25, 2017

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	October 25, 2017